JULY 2000

                                                                    CONFIDENTIAL

INVESTOR INFORMATION
CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-C1

                        CREDIT SUISSE FIRST BOSTON

MORGAN STANLEY DEAN WITTER                    NATIONAL CONSUMER COOPERATIVE BANK
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Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in wphich such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley Dean Witter, Inc. ("MSDW") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MSDW from sources that CSFB and MSDW believe to be reasonably reliable. However, CSFB and MSDW make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MSDW's prior written consent. CSFB and MSDW may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MSDW and/or their employees may from time to time have a long or short position in any security discussed herein.
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CREDIT SUISSE
FIRST BOSTON
MORGAN STANLEY DEAN WITTER  [GRAPHIC OMITTED]

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                                                                    Confidential

CSFB 2000-C1

TABLE OF CONTENTS

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PAGE

1.    OVERVIEW
2.    COLLATERAL OVERVIEW
3.    PROPERTY TYPES
4.    NATIONAL CONSUMER COOPERATIVE BANK
5.    GEOGRAPHIC DISTRIBUTION
6.    UNDERWRITING CHARACTERISTICS
7.    CALL PROTECTION PROVISIONS
8.    TOP TEN MORTGAGE LOANS
9.    MARKET ISSUES - HOTELS
10.   MARKET ISSUES - RETAIL
11.   MARKET ISSUES - SUBORDINATE FINANCINGS

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Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley Dean Witter ("MSDW") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MSDW from sources that CSFB and MSDW believe to be reasonably reliable. However, CSFB and MSDW make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MSDW's prior written consent. CSFB and MSDW may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MSDW and/or their employees may from time to time have a long or short position in any security discussed herein.

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CREDIT SUISSE
FIRST BOSTON
MORGAN STANLEY DEAN WITTER  [GRAPHIC OMITTED]


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CSFB 2000-C1


OVERVIEW [1]
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o   CSFB 2000-C1:                 $1,111,999,815 conduit

o   CO-LEAD MANAGERS              Credit Suisse First Boston Corporation
      AND JOINT BOOKRUNNERS:      Morgan Stanley & Co. Incorporated

o   MORTGAGE LOAN SELLERS:        Credit Suisse First Boston Mortgage Capital
                                     LLC (63.5%) Morgan Stanley Dean Witter
                                     Mortgage Capital, Inc (24.8%) National
                                     Consumer Cooperative Bank (11.7%)

o   RATING AGENCIES:              Fitch, Inc.
                                     Standard and Poor's

o   SPECIAL SERVICER:             Lennar Partners, Inc.
                                     National Consumer Cooperative Bank

o   MASTER SERVICER:              CapMark Services, L.P.
                                     National Consumer Cooperative Bank

o   TRUSTEE:                      Wells Fargo Bank Minnesota, N.A.

o   INFORMATION (JULY 17-18):     Preliminary Prospectus - "Reds"
                                     Rating Agency Pre-Sale Reports
                                     Collateral & Structural Term Sheet
                                     Third Party Models:  Conquest, Trepp, Intex

o   PRICING:                      Week of July 24, 2000

o   CLOSING:                      On or about August 4, 2000






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1 All percentages and dollar amounts referred to herein are approximate.

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CSFB 2000-C1

COLLATERAL OVERVIEW
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o   INITIAL POOL BALANCE [1]:        $1,111,999,815

o   NUMBER OF MORTGAGE LOANS:        211 loans

o   NUMBER OF MORTGAGED PROPERTIES:  227 properties

o   AVERAGE MORTGAGE LOAN BALANCE:   $5,270,141

o   TOP THREE LOANS (% OF POOL):     14.4%

o   TOP TEN LOANS (% OF POOL):       34.6%

o   WEIGHTED AVERAGE DSCR:           1.97x overall
                                     1.41x excluding Residential Coop.
                                     1.34x excluding Residential Coop. & 1211

o   WEIGHTED AVERAGE LTV:            61% overall
                                     66% excluding Residential Coop.
                                     68% excluding Residential Coop. & 1211



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1 Subject to a permitted variance of plus or minus 5%.

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CSFB 2000-C1

PROPERTY TYPES
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o       Property Type - % by Pool Balance

Less than                         2%
Mobile Home Parks               1.6%
Unanchored Retail               1.6%
Assisted Living Facility        1.3%
Extended Stay                   1.3%
Limited Service                 1.3%
Self Storage                    0.5%
Office                         27.7%
Mixed Use                       9.8%
Lodging                         5.9%
Industrial                      9.4%
Multifamily                     8.1%
Residential Cooperative        12.0%
Anchored Retail                19.5%

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CSFB 2000-C1



NATIONAL CONSUMER COOPERATIVE BANK
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o   ORGANIZATION:              National Consumer Cooperative Bank (BBB/Baa1/A-)

o   PROPERTY TYPE:             Cooperative housing

o   UNDERWRITING:              Multifamily/rental/proxy & reserves

o   COLLATERAL PERFORMANCE:    Zero loss track record

o   CAPITAL MARKETS:           $1.4 billion in 16 securitizations

o   SERVICING:                 Master and special

o   CSFB 2000-C1:              $129.8 million
                               6.17x weighted average DSCR
                               27% weighted average LTV
                               52% Manhattan

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GEOGRAPHIC DISTRIBUTION

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o     LOCATION - % BY POOL BALANCE

[OBJECT OMITTED]

State   Percentage      State   Percentage      State   Percentage
-----   ----------      -----   ----------      -----   ----------
WA      8.9%            OK      0.2%            PA      2.7%
OR      0.2%            TX      6.6%            NY     24.3%
NV      0.6%            IL      0.3%            VA      1.9%
CA     12.7%            MI      2.9%            NC      1.1%
MT      1.1%            IN      2.7%            SC      0.3%
CO      0.2%            KY      1.0%            FL      5.0%
NM      0.7%            AL      2.4%            NH      0.4%
AZ      0.8%            GA      3.0%            MA      5.5%
MN      0.3%            OH      0.9%            CT      0.8%
KS      2.3%                                    NJ      2.6%
                                                MD      0.8%
                                                DC      4.6%
                                                HI      2.2%


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UNDERWRITING CHARACTERISTICS
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                                                                % OF INITIAL
                                                                POOL BALANCE [1]
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            Funded Reserves[2]
               Taxes                                                  93%
               Insurance                                              92
               CapEx/Replacement Reserves                             94
               TI & LC[3]                                             84

            Cash Management
               Hard Lockbox                                           52%
               Springing Lockbox                                      27
               None                                                   21

            Borrower
                 Single Purpose Entity                                94%
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1 Excludes Residential Cooperatives
2 Includes loans with funded and/or collected reserves.
3 Includes office, retail, industrial and mixed use properties.

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CALL PROTECTION PROVISIONS
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o     CALL PROTECTION BY PREPAYMENT RESTRICTIONS CATEGORIES [1]


   [GRAPHIC OMITTED]




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4    May not add to 100% due to rounding





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FIRST BOSTON
MORGAN STANLEY DEAN WITTER [GRAPHIC OMITTED]

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TOP TEN MORTGAGE LOANS
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
----------------------------------------------------------------------------------------------------------------------------------
PROPERTY                     PROPERTY            PROPERTY              PRINCIPAL            % OF         UNITS/        LOAN PER
NAME                           TYPE              LOCATION               BALANCE         POOL BALANCE       SF           UNIT/SF
----------------------------------------------------------------------------------------------------------------------------------
Selig Loans                   Office             Seattle, WA           $62,441,710          5.6          498,875            $125
1211 Ave. of Americas         Office            New York, NY            50,000,000          4.5        1,839,384             104
IPC Retail                    Retail           Various Cities           48,165,129          4.3          766,467              63
Hastings Village              Retail            Pasadena, CA            44,000,000          4.0          309,486             142
Crystal Pavilion/Petry        Office            New York, NY            39,892,258          3.6          876,625             137
L'Enfant Plaza               Mixed Use         Washington, DC           36,969,932          3.3          889,438 [1]         133
Claypool Embassy Stes          Hotel          Indianapolis, IN          29,847,318          2.7              360          82,909
BMDC Building                 Office           Huntsville, AL           25,306,142          2.3          389,500              65
Gentry Portfolio            Industrial       Various Cities, HI         24,972,537          2.2          287,780              87
Amazon.com HQ                 Office             Seattle, WA            22,986,862          2.1          190,808             120
TOTAL/WEIGHTED AVG.                                                   $384,581,892         34.6%


TOP TEN MORTGAGE LOANS
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(continued)



--------------------------------------------------------
PROPERTY
NAME                              DSCR          LTV
--------------------------------------------------------

Selig Loans                       1.49x         65%
1211 Ave. of Americas             2.79          28
IPC Retail                        1.33          75
Hastings Village                  1.21          79
Crystal Pavilion/Petry            1.48          55
L'Enfant Plaza                    1.37          65
Claypool Embassy Stes             1.59          56
BMDC Building                     1.39          58
Gentry Portfolio                  1.22          73
Amazon.com HQ                     1.26          67
TOTAL/WEIGHTED AVG.               1.56X         61%






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1    Reflects office square footage and the allocated loan per square foot for the office space. The hotel has 370 rooms and an allocated loan per room of $83,660.


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                                                                               9
                                                                    Confidential
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MARKET ISSUES
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o        HOTELS
            % of Pool:                                   8.5%
            Average Balance [1]:                         $6,297,645
            Largest Loan (% of pool):                    2.7%
            Weighted Average DSCR:                       1.51x
            Weighted Average LTV:                        61%
            Average Loan per Key:                        $39,475
            Weighted Avg. Remaining Amort. Schedule:     293 months
            Full Service or Luxury (% of pool):          5.9%
            Limited Service (% of pool):                 1.3%
            Extended Stay (% of pool):                   1.3%





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1    Based on allocated balance by property.


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MARKET ISSUES
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o     RETAIL

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                          # OF         % OF           SQUARE    % OF RETAIL
                       PROPERTIES      POOL            FEET     SQUARE FEET
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Anchored Retail            27           19.5%        2,742,529      94%

Unanchored Retail           6            1.6           182,863       6
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MARKET ISSUES

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o     SUBORDINATE FINANCINGS[1]

                  % of Pool:                              13.3%

                  Balance of Subordinate Financings[2]    $37.2 million

                  % of Pool with Subordinate
                          Financing Held by Originator:   4.1%

                  % of Pool with Subordinate
                        Financing Held by Third Party:    9.2%

                  Weighted Average LTV[3]:                63%

                  Weighted Average Aggregate LTV[4]:      78%



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1    Includes mezzanine debt and preferred equity. Excludes loans secured by cooperative properties.

2 Includes only the allocated portions of the mezzanine loans and preferred equity on the Selig, L'Enfant, Crystal Pavilion/Petry and Briarwood Hill Apts loans.

3 Percentage indicates LTV for the applicable Loans included in the Trust Fund, excluding the subordinate financings.

4 Percentage indicates LTV for the applicable Loans included in the Trust Fund, excluding the subordinate financings


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